     The Rockland Funds Trust
Supplement dated September 23, 2009 to the
Prospectus dated January 28, 2009

Pending Sale of Gould Advisory Business to Jacob Asset Management

Gould Investment Partners LLC (“Gould”), the investment adviser to the Rockland Small Cap Growth Fund, has entered into an agreement to sell the portion of its investment advisory business relating to management of the Rockland Small Cap Growth Fund to Jacob Asset Management of New York, LLC.

Reorganization of the Rockland Small Cap Growth Fund

The Board of Trustees of the Rockland Funds Trust has called a special meeting of shareholders of the Rockland Small Cap Growth Fund to be held on Monday, December 28, 2009 at the Trust’s offices at 1235 Westlakes Drive, Suite 280, Berwyn, PA 19312. The purpose of the meeting is for shareholders of the Rockland Small Cap Growth Fund to consider approval of an Agreement and Plan of Reorganization under which the Rockland Small Cap Growth Fund would be reorganized into a newly-formed mutual fund within the Jacob family of mutual funds called the Jacob Small Cap Growth Fund.

The Jacob Small Cap Growth Fund’s investment objective, policies and strategies will be substantially similar to those of the Rockland Small Cap Growth Fund. The new fund will be managed by Jacob Asset Management.

The Boards of the Rockland Funds Trust and Jacob Internet Fund Inc. have each approved the Agreement and Plan of Reorganization. Shareholders of record of the Rockland Small Cap Growth Fund as of Wednesday, September 23, 2009 will be entitled to vote at the special meeting and will receive a proxy statement containing details about the proposed reorganization and the Jacob Small Cap Growth Fund. If approved, the reorganization is expected to take place on or about December 31, 2009.

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Please keep this Supplement for future reference.